                          CERTIFICATE OF INCORPORATION

                                       OF

                             H.D. ACQUISITION CORP.

            1.  The name of the corporation is:

                             H.D. ACQUISITION CORP.

            2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

            3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

            4. The total number of shares of stock which the corporation shall have authority to issue is Ten Thousand (10,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to Ten Thousand Dollars ($10,000.00).

            5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

            6. The name and mailing address of the incorporator is:

                        J. L. Austin
                        Corporation Trust Center
                        1209 Orange Street
                        Wilmington, Delaware 19801

            I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of October, 1986.

                                          J. L. Austin

                                          -------------------------------
                                          J. L. Austin

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             H.D. ACQUISITION CORP.

                             A Delaware Corporation

            H.D. ACQUISITION CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

            FIRST: That the Board of Directors of said corporation, by unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

            RESOLVED, that the Certificate of Incorporation of H.D. ACQUISITION CORP., be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

            The name of the Corporation is:

                  HILTON DAVIS CHEMICAL CO.

            SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

            THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said H.D. ACQUISITION CORP. has caused this certificate to be signed by KENNETH WILKINSON, its President, and attested by LORI M. JOHNSON, its Assistant Secretary, this 2nd day of January, 1987.

                                          H.D. ACQUISITION CORP.

                                          By:/s/ K.H. Wilkinson
                                          -------------------------------
                                          Kenneth Wilkinson
                                          President


ATTEST:

By:/s/ Lori M. Johnson
   -------------------------------
    Lori M. Johnson
    Assistant Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                          FCAC ACQUISITION CORPORATION
                                  WITH AND INTO
                            HILTON DAVIS CHEMICAL CO.

             (Pursuant to Section 253 of the General Corporation Law
                            of the State of Delaware)

                              FCAC Acquisition Corporation, a Delaware
corporation (the "Corporation"), does hereby certify:

                              FIRST: That the Corporation is incorporated
pursuant to the General Corporation Law of the State of Delaware.

                              SECOND: That the Corporation owns 100% of the
outstanding shares of each class of capital stock of Hilton Davis Chemical Co., a Delaware corporation ("Hilton Davis").

                              THIRD: That the Corporation by resolutions (a true
and correct copy of which is attached hereto as Exhibit A) of the Board of Directors duly adopted by written consent as of the 9th day of May, 1993, determined to merge the Corporation with and into Hilton Davis upon the terms and subject to the conditions set forth in such resolutions (the "Merger"). Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

                              FOURTH: That the Merger has been approved in all
respects by the sole stockholder of the Corporation pursuant to an action by written consent dated as of the 9th day of September, 1993.

                              FIFTH: That the Merger shall be effective upon
filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

                              IN WITNESS WHEREOF, Freedom Chemical Acquisition
Corporation has caused this Certificate of Ownership and Merger to be executed in its corporate name this 9th day of September, 1993.

                                          FCAC ACQUISITION CORPORATION

                                          By:/s/ Fred P. Rullo
                                          -------------------------------
                                          Name:  Fred P. Rullo
                                          Title: President

ATTEST:

By:/s/ Donald W. McPhail
   -------------------------------
   Name:  Donald W. McPhail
   Title: Secretary and Treasurer

                      WRITTEN CONSENT IN LIEU OF A MEETING
                          OF THE BOARD OF DIRECTORS OF
                          FCAC ACQUISITION CORPORATION

            The undersigned, being all of the members of the Board of Directors of FCAC Acquisition Corporation, a Dela-ware corporation (the "Corporation"), acting pursuant to ss.141(f) of the General Corporation Law of the State of Dela-ware (the "GCL"), hereby adopt, by this written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board of Directors of the Corporation:

Merger

            RESOLVED, that it is deemed advisable that the Corporation merge with and into its wholly owned subsidiary, Hilton Davis Chemical Co., a Delaware corporation ("Hilton Davis"), with Hilton Davis remaining as the surviving corporation (the "Merger"); and further

            RESOLVED, that all of the capital stock of Hilton Davis held by the Corporation shall be issued to the sole stockholder of the Corporation upon surrender of any certificates therefor; and further

            RESOLVED, that the officers of the Corporation be, and each of them hereby is authorized and empowered, for, in the name of and on behalf of the Corporation, to do and perform all such further acts and things including executing and delivering and where necessary or appropriate filing with the appropriate governmental agencies all such certificates, agreements, documents, receipts or other papers and making all such payments, including payments of all fees and expenses, as in the judgment of such officer shall be necessary, desirable or appropriate to carry out and effectuate the intent of the foregoing resolutions.

Miscellaneous

            RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, the appropriate officers of the Corporation be, and they hereby are, authorized to take from time to time, in the name and on behalf of the Corporation, any and all such action and to execute and deliver from time to time any and all such agree-ments, instruments, requests, receipts, notes, applications, reports, certificates and other documents and to obtain such consents and to take all other actions as may be necessary or appropriate in their opinion to effectuate and comply with the purpose and intent of any or all of the foregoing resolutions; and further

            RESOLVED, that all actions previously taken by any officer or director of the Corporation in connection with the matters referred to in the foregoing resolutions are hereby approved, adopted, ratified and confirmed in all respects; and further

            RESOLVED, that the Corporation is authorized, and the officers of the Corporation be, and they hereby are, authorized and empowered, in the name and on behalf of the Corporation, to take or cause to be taken, all such further actions and to execute and deliver or cause to be executed and delivered, in the name and on behalf of the Corporation, all such further agreements, documents, certificates and undertakings and to incur and pay all such costs, fees and expenses as in their judgment shall be necessary, appropriate or convenient to carry into effect the purposes and intent of any and all of the foregoing resolutions; and further

            RESOLVED, that any person dealing with any officer or officers of the Corporation in connection with any of the foregoing matters shall be conclusively entitled to rely upon the authority of such officer and by his or her execution of any document, agreement or instrument, the same being a valid and binding obligation of the Corporation enforceable in accordance with its terms.

            IN WITNESS WHEREOF, the undersigned, being all of the directors of the Corporation, have executed this written consent as of September 9th, 1993.

                                          /s/ Paul S. Levy
                                          -------------------------------
                                          Paul S. Levy


                                          /s/ Peter A. Joseph
                                          -------------------------------
                                          Peter A. Joseph


                                          /s/ Angus C. Littlejohn, Jr.
                                          -------------------------------
                                          Angus C. Littlejohn, Jr.


                                          /s/ Yvonne V. Cliff
                                          -------------------------------
                                          Yvonne V. Cliff


                                          /s/ Harold A. Sorgenti
                                          -------------------------------
                                          Harold A. Sorgenti


                                          /s/ Fred P. Rullo
                                          -------------------------------
                                          Fred P. Rullo

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                    FREEDOM CHEMICAL ACQUISITION CORPORATION
                                  WITH AND INTO
                            HILTON DAVIS CHEMICAL CO.

             (Pursuant to Section 253 of the General Corporation Law
                            of the State of Delaware)

            Freedom Chemical Acquisition Corporation, a Dela-ware corporation (the "Corporation"), does hereby certify:

            FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

            SECOND: That the Corporation owns 100% of the outstanding shares of each class of capital stock of Hilton Davis Chemical Co., a Delaware corporation ("Hilton Davis").

            THIRD: That the Corporation by resolutions (a true and correct copy of which is attached hereto as Exhibit A) of the Board of Directors duly adopted by written consent as of the day of May, 1994, determined to merger the Corporation with and into Hilton Davis upon the terms and subject to the conditions set forth in such resolutions (the "Merger"). Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

            FOURTH: That the Merger has been approved in all respects by the sole stockholder of the Corporation pursuant to an action by written consent dated as of the day of May, 1994.

            FIFTH: That the Merger shall be effective upon filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

            IN WITNESS WHEREOF, Freedom Chemical Acquisition Corporation has caused this Certificate of Ownership and Merger to be executed in its corporate name this 26th day of May, 1994.

                                          FREEDOM CHEMICAL ACQUISITION
                                             CORPORATION


                                          By:/s/ Harold A. Sorgenti
                                          -------------------------------
                                          Name:  Harold A. Sorgenti
                                          Title: Chairman

ATTEST:


By:/s/Donald W. McPhail
   -------------------------------
   Name:  Donald W. McPhail
   Title: Secretary

                      WRITTEN CONSENT IN LIEU OF A MEETING
                          OF THE BOARD OF DIRECTORS OF
                    FREEDOM CHEMICAL ACQUISITION CORPORATION

            The undersigned, being all of the members of the Board of Directors of Freedom Chemical Acquisition Corporation, a Delaware corporation (the "Corporation"), acting pursuant to ss.141(f) of the General Corporation Law of the State of Delaware (the "GCL"), hereby adopt, by this written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board of Directors of the
Corporation:

Merger

            RESOLVED, that it is deemed advisable that the Corporation merge with and into its wholly owned subsidiary, Hilton Davis Chemical Co., a Delaware corporation ("Hilton Davis"), with Hilton Davis remaining as the surviving corporation (the "Merger"); and further

            RESOLVED, that all of the capital stock of Hilton Davis held by the Corporation shall be issued to the sole stockholder of the Corporation upon surrender of any certificates therefor; and further

            RESOLVED, that the officers of the Corporation be, and each of them hereby is authorized and empowered, for, in the name of and on behalf of the Corporation, to do and perform all such further acts and things including executing and delivering and where necessary or appropriate filing with the appropriate governmental agencies all such certificates, agreements, documents, receipts or other papers and making all such payments, including payments of all fees and expenses, as in the judgment of such officer shall be necessary, desirable or appropriate to carry out and effectuate the intent of the foregoing resolutions.

Miscellaneous

            RESOLVED, that all actions heretofore taken by any officer or director of the Corporation, in the name and on behalf of the Corporation, related to or in connection with the matters referred to in these resolu-tions, including, without limitation, the creation of bank accounts, the execution and delivery of any instruments, stock powers, or other documents, and the incurrence and payment of any costs, fees or expenses, as any such officer or director shall have deemed necessary or appropriate, are hereby ratified, confirmed and approved in all respects; and further

            RESOLVED, that the Corporation is authorized, and the officers of the Corporation be, and they hereby are, authorized and empowered, in the name and on behalf of the Corporation, to take or cause to be taken, all such further actions and to execute and deliver or cause to be executed and delivered, in the name and on behalf of the Corporation, all such further agreements, documents, certificates and undertakings and to incur and pay all such costs, fees and expenses as in their judgment shall be necessary, appropriate or convenient to carry into effect the purposes and intent of any and all of the foregoing resolutions; and further

            RESOLVED, that any person dealing with any officer or officers of the Corporation in connection with any of the foregoing matters shall be conclusively entitled to rely upon the authority of such officer and by his or her execution of any document, agreement or instrument, the same being a valid and binding obligation of the Corporation enforceable in accordance with its terms.

            IN WITNESS WHEREOF, the undersigned have executed this consent as of the 26th day of May, 1994.


                                          /s/ Yvonne V. Cliff
                                          -------------------------------
                                          Yvonne V. Cliff


                                          /s/ Peter A. Joseph
                                          -------------------------------
                                          Peter A. Joseph


                                          /s/ Paul S. Levy
                                          -------------------------------
                                          Paul S. Levy


                                          /s/ Angus C. Littlejohn, Jr.
                                          -------------------------------
                                          Angus C. Littlejohn, Jr.


                                          /s/ Fred P. Rullo
                                          -------------------------------
                                          Fred P. Rullo


                                          /s/ Harold A. Sorgenti
                                          -------------------------------
                                          Harold A. Sorgenti